UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2017

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (512) 396-5801

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 16, 2017, Thermon Group Holdings, Inc. (the "Company") pre-released selected preliminary financial results for the second fiscal quarter ended September 30, 2017. This selected financial information was made available in connection with the anticipated launch of its $250 million senior secured term loan B facility syndication, as described below. The Company does not generally release preliminary financial results and does not expect to provide similar information on a going forward basis.

On October 3, 2017, Thermon Industries, Inc. ("TII"), a wholly-owned, indirect subsidiary of the Company, entered into an agreement with JPMorgan Chase Bank, N.A. ("JPMorgan") whereby JPMorgan committed to provide debt financing in connection with the Company's proposed acquisition of CCI Thermal Technologies Inc. (the "Acquisition") consisting of a $250 million senior secured term loan B facility (the "Term Facility") and a senior secured revolving credit facility in an aggregate amount of $60 million. The proceeds from the Term Facility will be used to consummate the Acquisition, to pay certain fees and expenses associated with the Acquisition and to refinance the Company's existing term loan facility.

The Company is furnishing a copy of the press release announcing the selected financial information as Exhibit 99.1, which is incorporated into this Item 7.01 by reference. The Company is also furnishing as Exhibit 99.2 certain information that will be provided in the lender presentation being provided to potential Term Facility lenders, which is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise be subject to the liability of such Section. Such information shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release Issued by Thermon on October 16, 2017.
99.2	Lender Presentation dated October 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2017	THERMON GROUP HOLDINGS, INC.
	By:	/s/	Jay Peterson
Jay Peterson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release Issued by Thermon on October 16, 2017.
99.2	Lender Presentation dated October 2017